Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
NOTE 5. Discontinued Operations

In March 2012, the Company entered into an agreement for the sale of certain assets and liabilities associated with the Company's Lighting operations to Varroccorp Holding BV and Varroc Engineering Pvt. Ltd. (together, "Varroc Group") for proceeds of approximately $92 million, including $20 million related to the Company's 50% equity interest in Visteon TYC Corporation ("VTYC") (collectively the "Lighting Transaction"). The Company's Lighting operations manufacture front and rear lighting systems, auxiliary lamps and key subcomponents such as projectors and electronic modules through facilities located in Novy Jicin and Rychvald, Czech Republic, Monterrey, Mexico and Pune, India. The Company's Lighting business recorded sales for the year ended December 31, 2011 of $531 million.

The Company determined that the assets and liabilities subject to the Lighting Transaction met the "held for sale" criteria during the quarter ended March 31, 2012.   Further, because the Lighting operations represent a component of the Company's business, the results of operations of the Lighting business have been reclassified to "Income (Loss) from Discontinued Operations, net of tax" in the Consolidated  Statement of Operations for all periods presented. Additionally, the footnotes to the Consolidated Financial Statements have been updated to reflect the Company's continuing operations except where noted.

The results of operations of the Lighting business as reclassified to “Income (loss) from discontinued operations, net of tax” in the Consolidated Statements of Operations are provided in the table below.

	Successor		Predecessor
	Year Ended December 31	Three Months Ended December 31	Nine Months Ended October 1	Year Ended December 31
	2011	2010	2010	2009
	(Dollars in Millions)
Sales	$515	$109	$335	$357
Cost of sales	490	109	319	378
Gross margin	25	—	16	(21)
Selling, general and administrative expenses	11	3	8	10
Asset impairments	66	—	—	(1)
Restructuring expenses	—	1	6	4
Other expense (income), net	2	—	(1)	—
Reorganization expenses, net	—	—	5	—
Operating loss	(54)	(4)	(2)	(34)
Interest expense	2	1	1	—
Equity in net income of non-consolidated Affiliates	—	—	—	(1)
Loss before income taxes	(56)	(5)	(3)	(35)
(Benefit) provision for income taxes	—	(5)	(17)	8
Net (loss) income from discontinued operations attributable to Visteon Corporation	$(56)	$—	$14	$(43)

In connection with the preparation of the December 31, 2011 financial statements, the Company concluded that it had an indicator that the carrying value of the Company's Lighting assets may not be recoverable. Accordingly, the Company performed a recoverability test utilizing a probability weighted analysis of cash flows associated with continuing to run and operate the Lighting business and cash flows associated with other alternatives. As a result of the analysis the Company recorded a $66 million impairment charge in the fourth quarter of 2011, which was primarily related to property and equipment and was measured under a market approach. After giving effect to the impairment charge, the carrying value of the Lighting assets, principally property and equipment, approximated $47 million. As of December 31, 2011 the Company did not meet the specific criteria necessary for the Lighting assets to be considered held for sale.